UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 9, 2010 (August 7, 2010)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 9, 2010, Inergy, L.P. (the “Partnership”) announced that it had entered into an Agreement and Plan of Merger, dated August 7, 2010 (the “Merger Agreement”), by and among the Partnership, Inergy GP, LLC, the managing general partner of the Partnership (“Inergy GP”), Inergy Holdings, L.P. (“Holdings”), Inergy Holdings GP, LLC, the general partner of Holdings (“Holdings GP”), NRGP Limited Partner, LLC, a wholly owned subsidiary of Holdings GP (“New NRGP LP”), and NRGP MS, LLC, a wholly owned subsidiary of Holdings GP (“MergerCo”). Pursuant to the terms of the Merger Agreement, among other things:

(a) Holdings will (i) distribute to the holders of common units representing limited partner interests in Holdings (the “Holdings Common Units”) the common units representing limited partner interests in the Partnership (the “LP Units”) that Holdings owns (the “Holdings LP Units”), such distribution to be included as a component of the merger consideration; (ii) exchange with the Partnership the incentive distribution rights in the Partnership (the “IDRs”) owned by Holdings and (iii) contribute to the Partnership all of Holdings’ ownership interests in IPCH Acquisition Corp. (“IPCH”), a wholly owned subsidiary of Holdings, and Inergy Partners, LLC (“Inergy Partners”), a direct and indirect wholly owned subsidiary of Holdings. The contribution and exchange are collectively referred to as the “GP Exchange”;

(b) the Partnership, as consideration for the GP Exchange, will (i) deposit or cause to be deposited with an exchange agent for the benefit of holders of Holdings Common Units 35,031,991 LP Units (together with the Holdings LP Units, the “New LP Units”) and 11,568,560 Class B Units in the Partnership having such rights, preferences and limitations as are set forth in the Partnership’s Third Amended and Restated Agreement of Limited Partnership (the “Amended and Restated Partnership Agreement”), (ii) provide cash to be paid in lieu of any fractional New LP Unit or Class B Unit, as applicable, issuable upon exchange as described below, and (iii) assume Holdings’ liabilities pursuant to Holdings’ Credit Agreements (as defined in the Merger Agreement);

(c) upon the GP Exchange, the IDRs will be cancelled and have no further force or effect and the 789,202 LP Units owned by IPCH and the 2,837,034 LP Units and 0.71% general partner interest in the Partnership owned by Inergy Partners will be converted into Class A Units in the Partnership of equivalent value and having such rights, preferences and limitations as are set forth in the Amended and Restated Partnership Agreement; and

(d)(i) MergerCo will merge with and into Holdings, the separate existence of MergerCo will cease and Holdings will survive and continue to exist as a Delaware limited partnership (the “Merger”), such that immediately following the Merger, Holdings GP will continue to be the sole general partner of Holdings and New NRGP LP will be admitted to, and become the sole limited partner of, Holdings, and (ii) by virtue of the Merger, each Holdings Common Unit that is issued and outstanding will be converted into the right to receive 0.770 LP Units; except that with respect to the 11,568,560 LP Units to which the certain members of senior management (the “PIK Recipients”) of the Partnership otherwise would be entitled to receive pursuant to the Merger, the PIK Recipients will instead receive their respective shares of Class B Units in the amounts disclosed in the Merger Agreement.

The terms of the Merger Agreement were approved by an independent committee (the “Partnership Committee”) appointed by the board of directors of Inergy GP, and by an independent committee (the “Holdings Committee”) appointed by the board of directors of Holdings GP. The Partnership Committee received a fairness opinion from Robert W. Baird & Co. Incorporated confirming that the merger consideration (taking into consideration the GP Exchange) to be paid by Inergy is fair, from a financial point of view, to the public unaffiliated holders of the LP Units. The Holdings Committee received a fairness opinion from Tudor, Pickering, Holt & Co. Securities, Inc. confirming that the merger consideration to be paid by Inergy is fair, from a financial point of view, to the holders of Holdings common units (other than Holdings common units held by Holdings GP and it affiliates, officers and directors). Subsequent to receiving the recommendations of their respective committees, the board of directors of Inergy GP and the board of directors of Holdings GP each approved the terms of the Merger Agreement (in each case with the board members who are also members of management recusing themselves). Additionally, the Partnership and certain unitholders of Holdings comprising a majority of the issued and outstanding Holdings Common Units (collectively, the “Holdings Supporting Unitholders”) have executed a Support Agreement (the “Support Agreement”) pursuant to which the Holdings Supporting Unitholders have agreed to, among other things, vote in favor of the approval and adoption of the Merger Agreement as described in further detail below.

After the Merger, Holdings will continue to own 100% of Inergy GP and have the right to appoint the members of the board of directors of Inergy GP.

The Merger Agreement provides that Holdings is subject to a “no-solicitation” covenant, which restricts its ability, commencing on the 61st calendar day after the proxy statement relating to the Merger is filed (the “Window-Shop Period”) with the Securities and Exchange Commission (the “SEC”), to (i) knowingly initiate, solicit or encourage the submission of any acquisition proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person, any non-public information with respect to any acquisition proposal. After the expiration of the Window-Shop Period, the no-solicitation restriction does not prohibit discussions or negotiations with any party that submits an unsolicited written acquisition proposal that did not result from a knowing and intentional breach by Holdings of the no-solicitation covenant if the board of directors of Holdings GP determines in good faith, after consultation with its outside legal counsel and financial advisors, (i) that the acquisition proposal constitutes or is likely to result in a “Superior Proposal” as defined in the Merger Agreement and (ii) that failure to take such action would be inconsistent with its fiduciary duties under the partnership agreement of Holdings and applicable law.

The Partnership may terminate the Merger Agreement if the board of directors of Holdings GP changes its recommendation to Holdings’ unitholders, in which event Holdings would be required to pay a termination fee of $20 million to the Partnership. Holdings may terminate the Merger Agreement prior to obtaining its unitholders’ approval if the board of directors of Holdings GP determines in good faith that an acquisition proposal constitutes a Superior Proposal, makes a change in recommendation to Holdings unitholders, Holdings has not knowingly and intentionally breached the no-solicitation covenant and Holdings enters into a definitive agreement with respect to the Superior Proposal, in which event Holdings would be required to pay a termination fee of $20 million.

Subject to certain restrictions and conditions, either the Partnership or Holdings may terminate the Merger Agreement, if (i) the Merger has not been consummated on or before December 31, 2010, (ii) a regulatory authority has permanently restrained, enjoined or otherwise prohibited the consummation of the Merger or made the Merger illegal, (iii) there has been a material breach of the Support Agreement, (iv) the Partnership or Holdings breaches certain representations, warranties, covenants or other agreements contained in the Merger Agreement or (v) certain changes in U.S. federal income tax law occur. In addition, the Merger Agreement may be terminated by the mutual consent of the Partnership and Holdings.

The Merger Agreement is subject to customary closing conditions, including, among other things, (i) approval by the affirmative vote of the holders of a majority of Holdings common units, (ii) receipt of applicable regulatory approvals, (iii) the effectiveness of a registration statement on Form S-4 with respect to the issuance by the Partnership of the LP Units in connection with the Merger, (iv) approval for listing the LP Units and Class B Units to be issued in connection with the Merger on the New York Stock Exchange and (v) the execution of the Amended and Restated Partnership Agreement substantially in the form attached as Annex A to the Merger Agreement.

Support Agreement

On August 7, 2010, the Partnership and the Holdings Supporting Unitholders entered into a Support Agreement, pursuant to which the Holdings Supporting Unitholders have agreed to vote in favor of the approval and adoption of the Merger Agreement, the approval of the Merger and any other action required in furtherance thereof submitted for the vote or written consent of Holdings unitholders. The Support Agreement will automatically terminate if the board of directors of Holdings GP changes its recommendation to Holdings’ unitholders with respect to the Merger or the Merger Agreement is terminated. In addition, the Support Agreement will terminate immediately after December 31, 2010, unless all parties have agreed to a continuation of the Support Agreement beyond such date.

Item 8.01	Other Events.

On August 9, 2010, the Partnership and Holdings issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger and related transactions between the Partnership and Holdings will be submitted to the unitholders of Holdings for their consideration. The Partnership will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Holdings that also constitutes a prospectus of the Partnership. The Partnership and Holdings also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HOLDINGS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Partnership and Holdings once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Partnership will be available free of charge on the Partnership’s website at www.inergylp.com under the tab “Investor Relations” then select “Inergy, L.P.” or by contacting the Partnership’s investor relations administrator at (816) 842-8181. Copies of the documents filed with the SEC by Holdings will be available free of charge on Holdings’ website at www.inergylp.com under the tab “Investor Relations” then select “Inergy Holdings, L.P.” or by contacting Holdings’ investor relations administrator at (816) 842-8181.

The Partnership, Holdings and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Holdings in connection with the proposed transaction. Information about the directors and executive officers of the Partnership is set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which was filed with the SEC on November 30, 2009. Information about the directors and executive officers of

Holdings is set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which was filed with the SEC on November 30, 2009. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Partnership’s and Holdings’ current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Partnership’s and Holdings’ expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by Holdings unitholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of the Partnership and Holdings and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required Holdings unitholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, weather conditions; price and availability of propane, and the capacity to transport to market areas; the ability to pass the wholesale cost of propane through to customers; costs or difficulties related to the integration of the business of the Partnership and its acquisition targets may be greater than expected; governmental legislation and regulations; local economic conditions; the demand for high deliverability natural gas storage capacity in the Northeast; the availability of natural gas and the price of natural gas to the consumer compared to the price of alternative and competing fuels; the Partnership’s ability to successfully implement its business plan for its natural gas storage facilities; labor relations; environmental claims; competition from the same and alternative energy sources; operating hazards and other risks incidental to transporting, storing and distributing propane; energy efficiency and technology trends; interest rates; the price and availability of debt and equity financing; and large customer defaults.

The Partnership and Holdings caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Partnership’s and Holdings’ most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. All subsequent written and oral forward-looking statements concerning the Partnership, Holdings, the proposed transaction or other matters and attributable to the Partnership or Holdings or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither the Partnership nor Holdings undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 7, 2010, by and among Inergy, L.P., Inergy GP, LLC, Inergy Holdings, L.P., Inergy Holdings GP, LLC, NRGP Limited Partner, LLC and NRGP MS, LLC

10.1	Support Agreement, dated August 7, 2010, by and among Inergy, L.P. and the Unitholders party thereto

99.1	Joint press release of Inergy, L.P. and Inergy Holdings, L.P. issued August 9, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, its Managing General Partner

Date: August 9, 2010	By:	/S/ LAURA L. OZENBERGER
Laura L. Ozenberger Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 7, 2010, by and among Inergy, L.P., Inergy GP, LLC, Inergy Holdings, L.P., Inergy Holdings GP, LLC, NRGP Limited Partner, LLC and NRGP MS, LLC

10.1	Support Agreement, dated August 7, 2010, by and among Inergy, L.P. and the Unitholders party thereto

99.1	Joint press release of Inergy, L.P. and Inergy Holdings, L.P. issued August 9, 2010

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